Exhibit 10.10.2

SECOND AMENDMENT TO AMENDED AND RESTATED COLLATERAL LOAN AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED COLLATERAL LOAN AGREEMENT (the “Amendment”), is made as of this 3rd day of June, 2011, by and among CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company (“CNL Southwest”), CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company (“CNL West”), CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company (“CNL North”), CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company (“CNL Midwest”) CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company (“CNL Mideast”; CNL Southwest, CNL West, CNL North, CNL Midwest, and CNL Mideast, each individually, a “Borrower”, and collectively, “Borrowers”), CNL GATLINBURG PARTNERSHIP, LP, a Delaware limited partnership (“Gatlinburg Obligor”), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Lender”).

RECITALS:

This Amendment is entered into on the basis of the following facts, understandings and intentions of the parties:

A. Lender has made certain loans to Borrowers in the aggregate original principal sum of One Hundred Forty Million and No/100 Dollars ($140,000,000.00) (collectively, the “Loans”, and each, a “Loan”), secured by, among other things, certain properties owned by Borrowers, as more particularly identified in the Original Loan Agreement (defined below).

B. Lender, Borrowers and Gatlinburg Obligor are the current parties to that certain Collateral Loan Agreement dated as of January 25, 2008 by and among Borrowers and Lender, as the same has been amended and restated pursuant to that certain Amended and Restated Collateral Loan Agreement dated as of August 17, 2010 by and among Borrowers, Gatlinburg Obligor and Lender, and as amended by that certain First Amendment to Amended and Restated Collateral Loan Agreement dated as of April 5, 2011 by and among Borrowers, Gatlinburg Obligor and Lender (such Collateral Loan Agreement, as so amended and restated, and as so amended, is hereinafter referred to as the “Original Loan Agreement”), which Original Loan Agreement governs certain terms and conditions of the Loans. Capitalized terms used in this Amendment but not defined herein shall have the meaning ascribed to them in the Original Loan Agreement.

C. Borrowers and Gatlinburg Obligor have requested that Lender modify the terms of the Loans in certain respects, including, without limitation, the extension of the Maturity Date (as defined in the Notes) to February 5, 2017 (such transaction, the “Loan Modification Transaction”), and, in exchange for a partial paydown of the outstanding principal balance of the Loans made by Borrowers on April 5, 2011, and other good and valuable consideration, Lender is willing to enter into the Loan Modification Transaction in accordance with the terms of (i) this Amendment, and (ii) all other documents, instruments and agreements required by Lender to be executed and/or and delivered in connection with the Loan Modification Transaction (such documents, instruments and agreements, collectively, the “Loan Modification Documents”).

D. Lender, Borrowers and Gatlinburg Obligor wish to enter into this Amendment to document the modification of certain terms of the Original Loan Agreement in connection with the consummation of the Loan Modification Transaction.

NOW, THEREFORE, IN CONSIDERATION of the foregoing recitals, and the mutual covenants and promises of the parties contained in this Amendment, Borrowers, Gatlinburg Obligor and Lender agree as follows:

1. Recitals. The foregoing recitals shall be fully incorporated into the substance of this Amendment and for all purposes made part hereof. Unless otherwise defined herein, all defined terms used in this Amendment shall have the same meanings ascribed to such terms in the Original Loan Agreement.

2. Amendments to Original Loan Agreement. The Original Loan Agreement is hereby amended as follows:

2.1 The term “Agreement” as defined in Section 1.2 [General Terms] of the Original Loan Agreement shall henceforth mean and refer to the Original Loan Agreement as modified and amended by this Amendment, and as it may be further amended, restated, supplemented, replaced or otherwise modified from time to time.

2.2 The terms “Collateral Documents”, “Environmental Indemnity”, “ERISA Indemnity”, “Fraudulent Conveyance Indemnity”, “Loan Documents”, and “Secured Guaranty” as defined in Section 1.2 [General Terms] of the Original Loan Agreement shall henceforth mean and refer to the same as modified and amended by the Loan Modification Documents, and as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time.

2.3 The term “Notes” as defined in Section 1.2 [General Terms] of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

““Notes” means, collectively, each of (i) that certain Promissory Note (Arizona) dated as of January 25, 2008, in the original principal amount of $64,700,000.00, executed by CNL Southwest, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Arizona) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Arizona) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Arizona Note”), (ii) that certain Promissory Note (Colorado) dated as of January 25, 2008, in the original principal amount of $10,400,000.00, executed by CNL West, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Colorado) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Colorado) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Colorado Note”), (iii) that certain Promissory Note (Illinois) dated as of January 25, 2008, in the original principal amount of $23,800,000.00, executed by CNL North, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Illinois) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Illinois) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Illinois Note”), (iv) that certain Promissory Note

(Kansas) dated as of January 25, 2008, in the original principal amount of $7,700,000.00, executed by CNL Midwest, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Kansas) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Kansas) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Kansas Note”), (v) that certain Promissory Note (Minnesota) dated as of January 25, 2008, in the original principal amount of $7,200,000.00, executed by CNL North, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Minnesota) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Minnesota) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Minnesota Note”), (vi) that certain Promissory Note (Maryland) dated as of January 25, 2008, in the original principal amount of $14,000,000.00, executed by CNL Mideast, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Maryland) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Maryland) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Maryland Note”), (vii) that certain Promissory Note (Nevada) dated as of January 25, 2008, in the original principal amount of $5,400,000.00, executed by CNL West, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Nevada) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Nevada) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Nevada Note”), and (viii) that certain Promissory Note (Oklahoma) dated as of January 25, 2008, in the original principal amount of $6,800,000.00, executed by CNL Midwest, as maker, and payable to Lender or its order, as amended by that certain First Amendment to Promissory Note (Oklahoma) dated August 17, 2010, as further amended by that certain Second Amendment to Promissory Note (Oklahoma) dated June 3, 2011 (as so amended, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time the “Oklahoma Note”), as any of the foregoing may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.”

2.4 Section 11 [Provision Regarding Additional Recourse Obligations] of the Original Loan Agreement is hereby deleted and replaced with the following in lieu thereof:

“11.	[INTENTIONALLY OMITTED].”

2.5 Exhibit A to the Original Loan Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment in lieu thereof.

3. Definition of Collateral Loan Agreement and Other Loan Documents. From and after the date hereof, the definition of and all references in the Loan Documents to the “Collateral Loan Agreement” or the “Loan Agreement” are hereby modified to mean and refer to the Original Loan Agreement as amended by this Amendment, and as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time. All references to any of the other “Loan Documents”, individually or collectively, contained in each of the Loan Documents are hereby modified to mean and refer to such other Loan Documents, individually or collectively as the context requires, as amended by the Loan Modification Documents, and as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time.

4. Reaffirmation. As amended and modified hereby, the Original Loan Agreement and the other Loan Documents shall remain in full force and effect, and all covenants, agreements, warranties, representations and other terms and provisions thereof, as the same have been amended by this Amendment, are ratified, confirmed, reaffirmed and republished.

5. No Novation. The parties do not intend this Amendment nor the Loan Modification Transaction to be, and this Amendment and the Loan Modification Transaction hereby shall not be construed to be, a novation of any of the obligations owing by Borrowers under or in connection with the Notes, the Mortgages and other Loan Documents. Further, the parties do not intend this Amendment nor the Loan Modification Transaction to affect the priority of any of Lender’s liens in any of the collateral securing the Notes in any way, including, but not limited to, the liens, security interests, rights and encumbrances created by the Mortgages and the other Loan Documents.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors in title and assigns, subject, however, to all restrictions on transfer and encumbrance set forth in the Original Loan Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, this Amendment has been duly executed by Lender, Borrowers and Gatlinburg Obligor as of the day and year first above written.

BORROWERS:

CNL SOUTHWEST:		CNL MIDWEST:

CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company		CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

By:	/s/ Holly Greer[SEAL]	By:	/s/ Holly Greer[SEAL]
Name:	Holly Greer	Name:	Holly Greer
Title:	Senior Vice President	Title:	Senior Vice President

CNL WEST:		CNL MIDEAST:

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company		CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

By:	/s/ Holly Greer[SEAL]	By:	/s/ Holly Greer[SEAL]
Name:	Holly Greer	Name:	Holly Greer
Title:	Senior Vice President	Title:	Senior Vice President

CNL NORTH:

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

By:	/s/ Holly Greer[SEAL]
Name:	Holly Greer
Title:	Senior Vice President

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COLLATERAL LOAN AGREEMENT]

GATLINBURG OBLIGOR:

CNL GATLINBURG PARTNERSHIP, LP, a
Delaware limited partnership

By:	CNL Gatlinburg GP Corp., a Delaware corporation, its general partner

	By:	/s/ Holly Greer[SEAL]
	Name:	Holly Greer
	Title:	Senior Vice President

[CORPORATE SEAL]

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COLLATERAL LOAN AGREEMENT]

LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:	/s/ Michael G. Dornan
Name:	Michael G. Dornan
Title:	Vice President

[CORPORATE SEAL]

Exhibit A

Allocated Loan Amounts for Individual Properties

[Intentionally Omitted]